UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2004

Forest City Enterprises, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4372	34-0863886

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio	44113

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	216-621-6060

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02. Results of Operations and Financial Condition
SIGNATURE
EX-99.1 Supplemental Reporting Package for the Three and Six Months Ended July 31, 2004
EX-99.1 Supplemental Package

ITEM 2.02.     Results of Operations and Financial Condition

     On September 9, 2004 Forest City Enterprises, Inc. issued a supplemental package that provides certain supplemental operating and financial information for the three and six months ended July 31, 2004. A copy of this supplemental information is attached hereto as Exhibit 99.1. The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

By:	/s/ THOMAS G. SMITH

Name:	Thomas G. Smith
Title:	Executive Vice President, Chief Financial Officer and Secretary

Date: September 9, 2004

EXHIBIT INDEX

Exhibit
Number		Description
99.1	-	Supplemental Reporting Package for the Three and Six Months Ended July 31, 2004